Exhibit 99.1
FOR IMMEDIATE RELEASE

Group 1 Automotive Appoints Benjamin Hart to Board of Directors
HOUSTON, TX, September 22, 2026 — Group 1 Automotive, Inc. (NYSE: GPI) (“Group 1” or the “Company”) today announced the appointment of Benjamin Hart to its Board of Directors (the “Board”), effective November 1, 2026. In connection with Mr. Hart’s appointment, the Board will expand from ten to eleven directors. Mr. Hart is a member of the investment team for the Acacia funds, the investment funds managed by Conifer Management L.L.C. (“Conifer”), one of Group 1’s largest shareholders.
“We are very pleased to welcome Ben to our Board,” said Charles Szews, Group 1’s Non-Executive Chair of the Board. “Considering our shareholders’ perspectives is central to how our Board operates, and we believe there is real value in having the viewpoint of one of our largest long-term shareholders represented directly in the boardroom. We appreciate the constructive engagement we have had with Conifer and look forward to Ben's contributions as we continue to execute our strategy.”
“Ben Hart and Conifer have been valued investors in Group 1 for many years, and we’ve developed a close relationship built on mutual respect and open dialogue,” said Daryl Kenningham, Group 1’s President and Chief Executive Officer. “We have always greatly valued their thoughtful and well-considered feedback, as well as their deep understanding of our industry and Group 1’s competitive advantages and opportunities. We look forward to welcoming Ben to the Board and working closely with him as we continue to build long-term value for all Group 1 shareholders.”
“I am honored to join the Group 1 Board,” said Mr. Hart. “Conifer is a long-term shareholder of Group 1 because we believe in the strength of its business, its thoughtful and operationally intensive management team, and the significant opportunities that lie ahead. I look forward to working with my fellow directors and the management team to help capture those opportunities and drive long-term value for all of Group 1’s shareholders.”
Mr. Hart’s appointment was made in connection with a stockholder agreement (the “Agreement”) between the Company and Conifer. The Agreement includes certain customary standstill, voting, confidentiality, mutual non-disparagement and other provisions. The Company will file the Agreement with the U.S. Securities and Exchange Commission (the “SEC”) as an exhibit to a Current Report on Form 8-K.
About Benjamin Hart
Mr. Hart is a member of the investment team for the Acacia funds, the investment funds managed by Conifer. He has nearly two decades of investment experience, having previously served as a Portfolio Manager at Glenville Capital Management and as a Senior Research Analyst and member of the Investment Selection Committee at The Haverford Trust Company. Mr. Hart currently serves on the board of directors of CelLBxHealth, a UK-based cancer diagnostics company, and previously served on the board of directors of Applied Technology Partners. He holds a Bachelor of Arts from Franklin & Marshall College, where he graduated cum laude, and is a CFA charterholder.
ABOUT GROUP 1 AUTOMOTIVE, INC.
Group 1 owns and operates 249 automotive dealerships, 310 franchises, and 32 collision centers in the United States and the United Kingdom that offer 37 brands of automobiles. Through its dealerships and omni-channel platform, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

FORWARD-LOOKING STATEMENTS
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements include statements regarding the proposed offering, the intended use of proceeds and the pending Hennessy Acquisition. These forward-looking statements often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the impacts of sustained levels of inflation, including reduced affordability of automobiles for consumers, (c) developments in U.S. and global trade policy, including the imposition by the U.S. of significant tariffs on the import of automobiles and certain materials used in our parts and services business and the resulting consequences (including, but not limited to, retaliatory tariffs by non-U.S. nations, supply chain disruptions, vehicle and part cost increases and demand decreases, and potential recessions in the U.S. and U.K.) and the passage of the “One Big Beautiful Bill,” including the associated impact on tax deductions in the domestic car industry and the elimination of certain clean energy tax credits, which could impact incentives for electric vehicle production and sales, (d) the level of manufacturer incentives, (e) our ability to comply with extensive laws, regulations and policies applicable to our operations, including BEV mandates in the U.K., and their impact on new vehicle demand, (f) our ability to obtain an inventory of desirable new and used vehicles (including as a result of changes in the international trade environment), (g) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (h) our cost of financing and the availability of credit for consumers, (i) our ability to complete acquisitions and dispositions, including the pending Hennessy Acquisition, on a timely basis, if at all and the risks associated therewith, (j) our ability to successfully integrate recent and future acquisitions, including the Hennessy Acquisition, and realize the expected benefits from consummated acquisitions, (k) foreign exchange controls and currency fluctuations, (l) the armed conflicts in Ukraine and the Middle East, including that between the U.S. and Iran, (m) broader macroeconomic challenges in the U.K., including inflationary pressures, fluctuations in interest and foreign exchange rates and overall economic volatility, which could further impact vehicle affordability, demand and our financial performance in that market, (n) our ability to maintain sufficient liquidity to operate, and (o) a material failure in or breach of our vendors’ information technology systems and other cybersecurity incidents. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Investor contacts:
David Helderman
Senior Manager, Investor Relations
Group 1 Automotive, Inc.
ir@group1auto.com
Media contacts:
Pete DeLongchamps
Senior Vice President, Manufacturer Relations, Financial Services and Corporate Development
Group 1 Automotive, Inc.
pdelongchamps@group1auto.com
Kimberly Barta
Head of Advertising, Brand and Communications
Group 1 Automotive, Inc.
kbarta@group1auto.com
or
Jude Gorman / Clayton Erwin
Collected Strategies
Group1-CS@collectedstrategies.com

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